SCHEDULE 14A INFORMATION

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                    The Securities Exchange Act Of 1934

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                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

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Following is the text of an ICN presentation made to investors on or about
May 16, 2001:


                                  [LOGO - ICN]

                           ICN Pharmaceuticals, Inc.

                             Investor Presentation

                                    May 2001

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THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995:

                   This presentation contains forward-looking
                statements that involve risks and uncertainties,
              including but not limited to, projections of future
              sales, operating income, returns on invested assets,
                 regulatory approval processes, and other risks
                  detailed from time to time in the Company's
                  Securities and Exchange Commission filings.

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                                  [LOGO - ICN]

                                Company Overview

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                                Company Overview

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                                    Strategy

                              Innovative, global,
                                 research-based
                             pharmaceutical company


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                           ICN Pharmaceuticals, Inc.

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                Global Presence - Operates in Over 90 Countries
                             15 Major World Markets


[OBJECT OMITTED - MAP OF THE WORLD SHOWING PLACES OF ICN PRESENCE, OFFICE
                  AND MANUFACTURING/PRODUCTION]

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                           ICN Pharmaceuticals, Inc.

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                             Proposed Restructuring

                                                 Americas

ICN Pharmaceuticals                              International

                                                 Ribapharm

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                           ICN Pharmaceuticals, Inc.

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                     Global Revenues Increased +7% in 2000

        [PIE CHART OMITTED - RIBAVIRIN ROYALTIES - 155M (+42%) = 19%
                             ICN INTERNATIONAL - 338M (+3%) = 43%
                             ICN AMERICAS - 307M (0%) = 38%]

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                           ICN PHARMACEUTICALS, INC.

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                               Revenues by Region


        7%              Asia                   15%

       16%              Latin America          15%

       25%              Western Europe         35%
                                                        Europe
       13%              Eastern Europe         35%

       39%              North America          35%

                        2000                   Target

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                                  [LOGO - ICN]

                             Research & Development

                           ICN Pharmaceuticals, Inc.

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                             Research & Development


o  Ribavirin

   o  Chronic Hepatitis C Treatment Opportunity

      o  170 million of worldwide population infected

      o  12 million infected in N. America/W. Europe/Japan

   o  Marketed by ICN as VIRAZOLE in 44 countries for Ten Indications

o  Nucleoside Analog Library

   o  3500 compounds

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                    Hepatitis C Treatment Market Opportunity

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                Worldwide Approval of Ribavirin for Hepatitis C

o  US - approved in 1998

o  EU -

   o  Germany /UK/ Italy approved in 1999

   o  Spain and France approved in 2000

o  EU - CPMP recommended Ribavirin/Peg-Intron for approval

o  Japan - estimated 2001/2002

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                    Hepatitis C Treatment Market Opportunity

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                            Royalties from Ribavirin

                              1997-2000 CAGR +225% E

                [BAR GRAPH OMITTED - 1997 - $6M
                                     1998 - $37M (Rebetron(R) Approved
                                                  in June 1998)
                                     1999 - $109M
                                     2000 - $155M]


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                   Hepatitis C Treatment Market Opportunity

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                          Royalty Revenue Assumptions

        Worldwide     Annually    Patients   Rebetol   Total
        Prevalence    Diagnosed   Treated    Cost*     Revenue

US      4.0 million                                    $500 million
Europe  5.0 million     5%         25%       $10,000   $625 million
Japan   3.0 million                                    $375 million
        -----------                                    ------------

Total  12.0 million                                    $1.5 billion x royalty
                                                                      rate**


* Assumes Rebetol cost is approximately 2/3 of a 48 week course of Rebetron Therapy

** Compilation of Wall Street Analyst methodologies

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                     Ribavirin Poised for Continued Growth

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o  Expanding number of patients diagnosed with Hepatitis C

o  Increased awareness of Hepatitis C

o  Ribavirin with Peg-Intron - improved efficacy

o  Unbundling creates addditional opportunities

o  Japan launch expected next year

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                          Ribavirin - Patent Position

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o  SGP has two formulation patents through 2017

o  ICN has a mechanism of action patent until 2016

o  SGP has a new use patent on the combination of Peg-Intron and Ribavirin

o Additional Waxman-Hatch Protection with Peg-Intron and Ribavirin combination

o  Data exclusivity in Europe for 10 years

o  Data exclusivity in Japan for 6 years

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                              Technology Platform

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o  Nucleoside analogues vs non-nucleoside small molecules

o  Therapeutic Focus:

   o  Antivirals

   o  Anticancer

o  Expansion of our Technology Platform:

   o  Library expansion

   o  Utilization of the latest technologies

   o  Goal:  To enhance the speed of drug discovery

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                             X-ray crystallography:

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[OBJECT OMITTED - PHOTO OF X-RAY MACHINE
                  PHOTO OF DIFFRACTION
                  PHOTO OF PATTERN
                  PHOTO OF CRYSTALS
                  PHOTO OF STRUCTURES - RNA BINDING GROOVE, NTP CHANNEL,
                                        PRODUCT EXIT AND ACTIVE SITE]

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                        Research & Development Pipeline

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        [TIMELINE BAR GRAPH OMITTED FOR RIBAVIRIN, ADENAZOLE, TIAZOLE,
                          LEVOVIRIN, VIRAMIDINE, PHOTODYNAMIC THERAPY
                          FROM DISCOVERY, PRE-CLINICAL, PHASE 1,
                          PHASE 2, PHASE 3, NDA, TO PROJ APPVL DATE]

*  - Phase IV, Label Extension
** - Orphan Drug Status Application - Western Europe

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                        Levovirin - A Novel New Compound

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o  L-sugar isomer of Ribavirin

o  Appears to have a favorable side effect profile

o  Strong potential in Hepatitis C

o  NCE patent protection until 2016

o  Phase 1 clinical trials initiated in February 2001

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

                                  [LOGO - ICN]

                           Specialty Pharmaceuticals

                           Specialty Pharmaceuticals


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                                Top Ten Products

              Products                        2000 Sales ($mm)

                Efudex/Efudix                   $35.3
                Mestinon                         33.9
                Bedoyecta                        25.6
                Librax                           16.9
                Virazole                         14.8
                Dalmane/Dalmadorm                14.5
                Kinerase                         12.4
                Omeprazol                        10.9
                Ancotil/Ancobon                  10.2
                Flurouracil                      10.1
                                               ------
                Total                          $184.8

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                               Innovative Product


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[OBJECT OMITTED - PHOTO OF N/LITE MACHINE]

o  Non Ablative Wrinkle Removal
o  In development:  Acne
o  In development:  Stretch Marks

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                         Top Four Competitive Products

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                             Growth in # Procedures


                                                1996        1998       1999

        1.  Laser Resurfacing (CO 2/other)    185,154      224,774    310,000

        2.  Chemical Peel                      42,628    1,004,579    966,888

        3.  Botox                              N/A         433,047    662,768

        4.  Microdermabrasion                  N/A         168,000    335,500



*  (80% of patients interested in laser resurfacing do not proceed)
   Source - AACS

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                                  [LOGO - ICN]

                               Financial Overview


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                               Financial Overview

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                      ICN Achieves Record Revenues in 2000

                              1995-2000 CAGR +24%

                [BAR GRAPH OMITTED - 1995 - $273M
                                     1996 - $347M
                                     1997 - $527M
                                     1998 - $696M
                                     1999 - $747M
                                     2000 - $800M]

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                               Financial Overview

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                             2000 Operating Income*

                              1995-2000 CAGR +26%

                [BAR GRAPH OMITTED - 1995 - $47M
                                     1996 - $43M
                                     1997 - $64M
                                     1998(*) - $121M
                                     1999 - $199M
                                     2000 - $184M]

*   Continuing Operations
(*) Excludes EE charges

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                               Financial Overview

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                              Statement of Income

($ in millions except EPS)                      2000            1999

Revenues                                        $800            $747
Gross Profit                                     537             491
SG&A & R&D                                       353             292
                                        ------------    ------------
Operating Income                                 184             199
Interest, net                                     47              47
Translation                                        7              12
                                        ------------    ------------
Pretax income before minority
  interest                                       130             140
Income Taxes                                      38              29
Minority Interest                                 (1)             (8)
                                        ------------    ------------
  Net Income before extraordinary
    item                                         $93            $119
                                        ============    ============

EPS                                            $1.14           $1.45

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

                               Financial Overview

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                      Consolidated Balance Sheet - Assets
                                    ($000's)

                                        December           December
                                          2000               1999
                                      ------------       ------------
        Cash                           $  155,585         $  177,991
        Accounts receivable               225,639            231,902
        Inventories                       170,263            136,762
        Prepaid expenses                   13,929             18,075
                                      ------------       ------------
          Current assets                  565,416            564,730
        Property, plant & equipment       367,229            332,360
        Other assets                      544,427            575,171
                                      ------------       ------------
          Total assets                 $1,477,072         $1,472,261
                                      ============       ============

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                               Financial Overview

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                           Consolidated Balance Sheet
                      Liabilities and Stockholders' Equity

                                        December           December
                                          2000               1999
                                      ------------       ------------
        Current liabilities            $  158,777         $  140,622
        Long-term debt                    510,781            596,961
        Other liabilities                  50,320             51,106
                                      ------------       ------------
          Total liabilities               719,878            788,689
        Stockholders' equity              757,194            683,572
                                      ------------       ------------
          Total liabilities and
            stockholders' equity       $1,477,072         $1,472,261
                                      ============       ============

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                               Financial Overview

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                   Improving Performance will Drive Cash Flow
                                  and Earnings

                [BAR GRAPH OMITTED - EBITDA
                                            1994(*) - $65M
                                            1995 - $107M
                                            1996 - $132M
                                            1997 - $154M
                                            1998(*) - $208M
                                            1999 - $265M
                                            2000 - $248M]

(*)  Excludes charges and reserves

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                                  [LOGO - ICN]

                                    Summary


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                                    Summary

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o  Global, innovative research company

o  Ribavirin royalty

o  International profitable

o  Investments in R&D

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                                    Summary

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o  Continued profitability provides opportunities to invest in R&D

o  Good financial position and cash flow

o  Restructuring - Maximization of value

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